EXHIBIT 10.2


                             Subscription Agreement







                          Chartwell International, Inc.

                              A Nevada Corporation

                              (Accredited Investor)




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                   SUBSCRIPTION AGREEMENT AND REPRESENTATIONS
                   ------------------------------------------

TO: Chartwell International, Inc.

Gentlemen:

     I, the undersigned, understand that Chartwell International, Inc, a Nevada Corporation (the "Company") is offering 25,838,433 shares of Common Stock of Chartwell International, Inc. ("Shares") for a total consideration of $200,000 or approximately $.00774 per Share.

     I hereby offer to purchase 25,838433 Shares of Common Stock and hereby pay a deposit of $200,000 to Company in order to induce the company to accept my subscription hereunder, and upon acceptance by you, I agree to become a shareholder of the Company and to contribute to the Company as set forth herein. The deposit shall be non-refundable consideration for the Subscription, but shall be credited toward the total subscription amount in the event the subscription is funded in accordance with the terms hereof. In order to induce the Company to accept my offer, I advise you as follows:

     (1) Receipt of copies of the Business Plan containing Use of Proceeds and such other documents as I have requested. I hereby acknowledge that I have received the Business Plan documents (as may be supplemented from time to time) relating to the Company including financial information and I understand that the Company is a startup company and has no business history or revenues. (OMITTED)

     (2) Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the contents of the Plan and the information contained in the corporate documents and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.

     (3) Representations and Warranties. I represent and warrant to the Company (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and sale of the shares from the registration requirements of applicable federal and state securities laws) that:

     (A) RESTRICTED SECURITIES.

          (1) I understand that the Shares have not been registered under the Securities Act of 1933, as amended (The Act), or any state securities laws,

          (2) I understand that if my subscription offer is accepted and the Shares are sold to me, I cannot sell or otherwise dispose of the shares unless the shares are registered under the Act or the state securities laws or exemptions therefrom are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time).

          (3) I understand that the Company has no obligation now or at any time to register the shares under the Act or the State securities laws or obtain exemptions therefrom.

          (4) I understand that the Company will restrict the transfer of the shares in accordance with the foregoing representations.

     (B) LEGEND.

          I agree that any certificate representing the shares will contain and be endorsed with the following, or a substantially equivalent, LEGEND.


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          "This share  certificate  has been acquired  pursuant to an investment
          representation  by  the  holder  and  shall  not  be  sold,   pledged,
          hypothecated or donated, or otherwise transferred except upon the issuance to Company of a favorable opinion by its counsel and the submission to the Company of other evidence satisfactory to and as required by counsel to the Company; that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws.

     (C) AGE: CITIZENSHIP.

          I am at least twenty-one years old and a citizen of Hungary,

     (D) ACCURACY OF INFORMATION.

          All information which I have provided to the Company concerning my financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this subscription offer by the Company, I will immediately provide the Company with such information.

         (5) OFFERING PROCEDURE.

          I understand that this subscription offer is subject to each of the following terms and conditions:

          (a) The Company may reject this subscription offer for any reason, and this subscription offer shall become binding upon the Company only when accepted, in writing, by the Company.

          (b) This subscription offer may not be withdrawn by me.

          (6) SUITABILITY. I hereby warrant and represent:

          (a) That I can afford a complete loss of the investment and can afford to hold the securities being purchased hereunder for an indefinite period of time;

          (b) That I consider this investment a suitable investment and;

          (c) That I have had prior experience in financial matters and investments.

          (7) RESTRICTIONS.

          This subscription is personal to the investor whose name and address appear below. It may not be sold, transferred, assigned or otherwise disposed of to any other person, natural or artificial.

          (8) CONDITIONS.

          This subscription shall become binding upon the Company and me only when accepted, in writing, by the issuer,

          (9) REPRESENTATIONS.

          (a) I have been furnished and have carefully read the Company business plan and the documents attached as exhibits thereto, including the Subscription Agreement. I am aware that:

               (1) There are substantial risks incident to the ownership of shares in the Company, and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in the Company;


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               (2) No federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment;

          (b) I acknowledge that I have been advised to consult my own attorney concerning the investment.

          (c) I acknowledge that the investment in the Company is an illiquid investment. In particular, I recognize that:

               (1) Due to restrictions described below, the lack of any market existing or to exist for these shares, in the event I should attempt to sell my shares in the Company, my investment will be highly illiquid and, probably must be held indefinitely.

               (2) I must bear the economic risk of investment in the shares for an indefinite period of time, since the shares have not been registered under the Securities Act of 1933, as amended. Therefore, the shares cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtain, which is not anticipated.

               (3) My right to transfer my shares will also be restricted as provided in this Subscription Agreement.

          (d) I represent and warrant to the Company that:

               (1) I have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of shares, including the risks set forth in this Agreement.

               (2) I and my investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities, the offering of shares, or anything set forth in the Plan which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Plan;

               (3) The Company has answered all inquiries that I and my investment advisors, if any, have put to it concerning the Company and its proposed activities and the offering and sale of the Shares;

               (4) Neither I nor my investment advisors, if any, have been furnished any offering literature other than the Business Plan and the documents that may be attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in the Business Plan and such exhibits and the information, as described in subparagraphs (b) and (c) above, furnished or made available to them by the Company;

               (5) I am acquiring the shares for which I hereby subscribe for my own account, as principal, for investment purposes only and with a view to the resale of distribution of all or any part of such shares, and that I have no present intention, agreement or arrangement to divide my participation with others or to resell, transfer or otherwise dispose of all or any part of the shares subscribed for unless and until I determine, at some future date, that changed circumstances, not in contemplation at the time of this purchase, makes such disposition advisable;

               (6) I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold shares in the Company; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring shares in the Company.

               (7) I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment; and


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          (e) I hereby adopt, accept, and agree to be bound by all the terms and conditions of this Agreement, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and By-Laws. Upon acceptance of this Subscription Agreement by the Company, I shall become a shareholder for all purposes, and the shares subscribed shall be issued,

          (f) The Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors, and assigns of mine.

          (g) I hereby represent and warrant that:

               (1)  I  have  either  a  net  worth   (exclusive  of  home,  home
furnishings, and automobiles) of at least ten times the amount of the investment. If a corporation, it is on a consolidated basis according to its most recent financial statement, within the above standards, and if a partnership, each partner is within the above standards.

          (h) I further hereby represent that either:

               (1) I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company and proposed activities thereof, the risks and merits of investment in the Shares and of making an informed investment decision thereon, and am not utilizing a purchaser representative in connection with evaluating such risks and merits; or

               (2) I and the persons listed in (3) below (not affiliated with the Company) together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investment in the shares and make an informed decision.

               (Note:  If (l) is correct,  cross out (2). If (2) is  appropriate
(1) and, if (3) below, list, and indicate professional or business relationship to the undersigned relied upon, or with whom the undersigned consulted, in evaluating the merits and risks investment in the shares. If such person is serving as a Purchaser Representative of me, have such individual(s) complete a Purchaser Representative Affidavit obtained from the Company.

               (3) In evaluating the merits and risks of investment in the Shares, I have relied upon the advice of, or consulted with, only the following persons (not affiliated with the Company):


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(1) -------------------------------------------
         Name

    -------------------------------------------
         Relationship

(2) -------------------------------------------
         Name

    -------------------------------------------
         Relationship

               (i) I have /have not previously invested in private placement securities (such as stock, equipment leasing, mineral, oil and gas, or other syndications). (CROSS OUT INCORRECT ANSWER.)

               (j) I further represent and warrant:

                    (1) That I hereby agree to indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:


                         (A) Any inaccuracy in my declarations, representations,
and warranties hereinabove set forth;

                         (B) The  disposition  of any of the shares which I will
receive, contrary to my foregoing declarations, representations, and warranties; and

                         (C) Any action,  suit or proceeding  based upon (1) the
claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the shares or any part thereof.

               (k) This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada, except as to the manner in which the subscriber elects to take title to shares in the Company which shall be construed in accordance with the State of his principal residence,

               (l) Upon request of the Company, I shall provide a sworn and signed copy of my current financial statement.


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Subscription for Shares:

Number of Shares subscribed for: 25,838,433

Total consideration:       $ 200,000 (two hundred thousand U.S. dollars)

Subscriber:
         Name (please print)        Imre Eszenyi

         Social Security No.        Not Applicable

         Address:          7 Inverness Gardens, London, W8 4RN, United Kingdom

         (including Zip Code)
                                    --------------------------------------------

         Phone             + 44 20 7243 2522

         Nature of Business         Investments

         Net Worth                  Accredited Investor

         Liquid Assets              Accredited Investor

               10. Accredited Investor, I represent that I am an "Accredited Investor" or an Officer of an "Accredited Investor" as defined below:

               Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes come within any of the following categories, at the time of the sale of the securities to that person.

               (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2( 13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

               (2) Any  private  business  development  company  as  defined  in section 202(a)(22) of the Investment Advisers Act of 1940;

               (3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

               (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;


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               (5) Any natural person whose  individual net worth,  or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

               (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

               (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

               (8) Any entity in which all of the equity owners are accredited investors.

               (9) An entity or person defined under SEC CFR ss.2330.001 and California Corporations Code ss.25102(n) (by inclusion).

               An affiliate of, or person affiliated with, a specific person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

I will hold title to my interest as follows:

               [ ] Community Property

               [ ] Joint Tenants with Right Survivorship

               [ ] Tenants in Common

               [X] Individually

               [ ] Other: (Corporation, Trust, Etc., please indicate)

               (Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the Shares, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor's domicile and their particular personal circumstances. For example, in community property states, if community property assets are used to purchase shares held in individual ownership, this might have adverse gift tax consequences. IF OWNERSHIP IS BEING TAKEN IN JOINT NAME WITH A SPOUSE OR ANY OTHER PERSON, THEN ALL SUBSCRIPTION DOCUMENTS MUST BE EXECUTED BY ALL SUCH PERSONS.)

               11. This subscription shall expire on March 31, 2003, and if the subscription amount has not been paid by such date, then the rights under this Subscription Agreement shall thereupon expire.

               IN WITNESS WHEREOF, subject to acceptance by the Company, I have completed this Subscription Agreement to evidence my Subscription as set forth hereinabove, and I submit herewith a check in the amount of $200,000 for 25,838,433 Shares, this ___ day of 2000.

                                          Imre Eszenyi




                                           Subscriber

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     EXECUTION OF THIS  SUBSCRIPTION  AGREEMENT  MUST BE  ACKNOWLEDGED  BEFORE A
NOTARY PUBLIC OR SIMILAR PUBLIC OFFICER.

STATE OF
         ----------------------------    ss.

COUNTY OF
          ---------------------------

     On this ___ day of ______________ 2005, before me, the undersigned, a Notary Public in and for said State, personally appeared __________________, known to me to be the person(s) whose name(s) is (are) subscribed to this within instrument and acknowledged that he (she) executed the same for the purposes and consideration therein expressed, AND WHO UPON OATH SWORE THAT THE STATEMENTS THEREIN CONTAINED ARE TRUE AND CORRECT.

WITNESS my hand and official seal.

My Commission expires:
                        -----------------------------



                                                 -------------------------------
                                                 Notary Public or Public Officer

THIS SUBSCRIPTION OFFER IS ACCEPTED THIS ______ DAY OF __________________, 2005.

Chartwell International, Inc.,


by:
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